 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2018

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-55438	61-1714451
State or other jurisdiction of incorporation or organization	Commission File Number	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
(513) 554-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02.   Results of Operations and Financial Condition.

On November 5, 2018, Phillips Edison Grocery Center REIT II, Inc. (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2018. A copy of that press release as well as the supplemental information contained in the Company's Third Quarter 2018 Results Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
As discussed in Item 2.02 above, on November 5, 2018, the Company issued a press release announcing its results for the quarter ended September 30, 2018, and made public the supplemental information contained in the Company's Third Quarter 2018 Results Presentation. The Company will provide a stockholder update presentation, Tuesday, November 6, 2018, at 3:00 p.m. Eastern Time, during which management will discuss the quarter-end results and provide commentary on business performance. The conference call can be accessed by dialing (888) 346-2646 (domestic) or (412) 317-5249 (international). A live webcast of the presentation can be accessed by visiting https://services.choruscall.com/links/peco181106-reit2.html. A replay of the webcast will be available approximately one hour after the conclusion of the live webcast on our website at investors.grocerycenterreit2.com/event.
The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or o0therwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 5, 2018
99.2	Third Quarter 2018 Results Presentation dated November 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Dated: November 5, 2018	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Senior Vice President and Chief Accounting Officer